UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2010

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Corporate Woods Blvd.

Albany, NY 12211

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (518) 533-4600

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Momentive Performance Materials Inc. (the “Registrant”) previously filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission on September 13, 2010, to report that our parent, Momentive Performance Materials Holdings Inc., had entered into a combination agreement with Hexion LLC on September 11, 2010 (the “Combination Agreement”).

                A copy of the Combination Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                Both companies reported strong second quarter 2010 results, and management expects those trends to continue in the third quarter 2010 taking into account seasonality impacts.

                We are holding a conference call on September 13, 2010 to discuss the transactions contemplated by the Combination Agreement. The slide presentation materials for the call is included as Exhibit 99.2 to this Current Report on Form 8-K.

                The Registrant is disclosing under Item 7.01 of this Current Report on Form 8-K the foregoing information and the information attached to this Current Report as Exhibits 99.1 and 99.2, which information has not been previously reported, and is incorporated herein by reference, to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith, and are furnished solely for purposes of Item 7.01 of this Form 8-K.

Exhibit 99.1

Combination Agreement dated as of September 11, 2010 by and among Momentive Performance Materials Holdings Inc., Hexion LLC, Mercury Sub 1 LLC, Mercury Sub 2 LLC, Hexion Newco 1, LLC and Hexion Newco 2, LLC.

Exhibit 99.2	Information presented during the Company’s conference call on September 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE PERFORMANCE MATERIALS INC.

By:  /s/ Douglas A. Johns

        Name:  Douglas A. Johns

        Title:    General Counsel and Secretary

Date: September 13, 2010

Exhibit Index
Exhibit Number	Description

Exhibit 99.1

Combination Agreement dated as of September 11, 2010 by and among Momentive Performance Materials Holdings Inc., Hexion LLC, Mercury Sub 1 LLC, Mercury Sub 2 LLC, Hexion Newco 1, LLC and Hexion Newco 2, LLC.

Exhibit 99.2	Information presented during the Company’s conference call on September 13, 2010.